UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2014

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

As previously announced, Kaman Corporation (the “Company”) will host its 2014 Investor Day conference for members of the investment community on Thursday, September 18, 2014, in New York City.  Investors, analysts and the general public are invited to listen to a live webcast of the presentations, followed by a question and answer session, and to access the slides for the presentations over the Internet via the Company’s Investor Relations website at www.kaman.com/investor-relations.  The slides for the presentations are also furnished as Exhibits 99.1 to 99.13 to this report and are hereby incorporated herein by reference.  The presentations are expected to begin at approximately 10:00 a.m. EDT and conclude at approximately 3:30 p.m. EDT.

At the conference, members of the Company’s management will discuss, among other things, the Company's strategy, performance and outlook, including business trends and specific initiatives.  Management will also reaffirm the Company’s 2014 full-year financial outlook, which was previously announced on August 4, 2014.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the presentations furnished as exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Forward-looking statements in this report consist of, among other things, statements regarding the Company’s 2014 full-year financial outlook and the Company’s long-term financial goals, all of which are based on current expectations, estimates, and forecasts, and the current beliefs and assumptions of the Company’s management.  Words such as “goals,” “expects,” “plans,” “intends,” “anticipates,” “aims,” “projects,” “likely,” “will,” “should,” “believes,” “estimates,” “seeks,” variations of such words, and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Factors that could cause actual results to differ materially from the Company’s expectations expressed in this report include the risks and uncertainties summarized in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from the Company’s investor relations department.  Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.  Also, forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this report.  Except as required by law, the Company does not intend, and undertakes no obligation, to revise or update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Non-GAAP Financial Measures

The presentation materials furnished with this Current Report on Form 8-K include financial information that has not been prepared in accordance with GAAP.  The Company uses these non-GAAP financial measures internally in analyzing its financial results and believes they may be useful to investors, as a supplement to GAAP measures, in evaluating the Company’s ongoing operational performance.  These non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies.  The non-GAAP financial measures discussed above exclude certain items of revenue and expense because they are not directly related to the Company’s performance in any particular period.  The Company believes that these non-GAAP financial measures reflect the Company’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in the Company’s business.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  The presentation materials filed as Exhibit 99.12 to this report include reconciliations to the Company’s GAAP results and are hereby incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

The following documents are furnished as Exhibits pursuant to Item 7.01 hereof:

Exhibit 99.1 – Introduction
Exhibit 99.2 – Strategic Overview
Exhibit 99.3 – Aerospace
Exhibit 99.4 – Distribution
Exhibit 99.5 – Financial Overview
Exhibit 99.6 – Aerospace – Aerosystems
Exhibit 99.7 – Aerospace – Specialty Bearings
Exhibit 99.8 – Aerospace – Fuzing and Precision Products
Exhibit 99.9 – Distribution – Platform Product Solutions
Exhibit 99.10 – Distribution – Value Added Services
Exhibit 99.11 – Wrap-Up
Exhibit 99.12 – Appendix I Non-GAAP Reconciliations
Exhibit 99.13 – Appendix II Presenters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President, General Counsel
and Assistant Secretary

Date: September 18, 2014

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

Exhibit 99.1	Introduction	Attached

Exhibit 99.2	Strategic Overview	Attached

Exhibit 99.3	Aerospace	Attached

Exhibit 99.4	Distribution	Attached

Exhibit 99.5	Financial Overview	Attached

Exhibit 99.6	Aerospace – Aerosystems	Attached

Exhibit 99.7	Aerospace – Specialty Bearings	Attached

Exhibit 99.8	Aerospace – Fuzing and Precision Products	Attached

Exhibit 99.9	Distribution – Platform Product Solutions	Attached

Exhibit 99.10	Distribution – Value Added Services	Attached

Exhibit 99.11	Wrap-Up	Attached

Exhibit 99.12	Appendix I Non-GAAP Reconciliations	Attached

Exhibit 99.13	Appendix II Presenters	Attached